                                                              EXHIBIT (8)(a)(ii)

                                AMENDMENT NO. 3
                            PARTICIPATION AGREEMENT

  The Participation Agreement (the "Agreement"), dated June 1, 1998, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware Corporation, American General Life Insurance Company, a Texas Life Insurance Company and American General Securities Incorporated, is hereby amended as follows:

  Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A



FUNDS AVAILABLE UNDER                      SEPARATE ACCOUNTS                 POLICIES/CONTRACTS FUNDED BY THE
    THE POLICIES                           UTILIZING SOME OR                         SEPARATE ACCOUNTS
                                            ALL OF THE FUNDS
-------------------------------------------------------------------------------------------------------------------

AIM V.I. International Equity       American General Life Insurance         .  Platinum Investor I Flexible Premium
 Fund                               Company Separate Account VL-R              Variable Life Insurance Policy
AIM V.I. Value Fund                 Established: May 1, 1997                   -  Policy Form No. 97600

                                                                            .  Platinum Investor II Flexible Premium
                                                                               Variable Life Insurance Policy
                                                                               -  Policy Form No. 97610

                                                                            .  Corporate America - Variable Flexible
                                                                               Premium Variable Life Insurance
                                                                               -  Policy Form No. 99301

                                                                            .  Platinum Investor Survivor Last
                                                                               Survivor Flexible Premium Variable Life
                                                                               Insurance Policy
                                                                               -  Policy Form No.  99206
--------------------------------                                     ----------------------------------------------

AIM V.I. Value Fund                                                         .  Legacy Plus Flexible Premium Variable
                                                                               Life Insurance Policy
                                                                               -  Policy Form No. 98615
AIM V.I. Capital Appreciation
 Fund                                                                       .  The One VUL Solution Flexible Premium
AIM V.I. Government Securities                                                 Variable Life Insurance Policy
 Fund                                                                          -  Policy Form No.  99615
AIM V.I. High Yield Fund
AIM V.I. International Equity
 Fund
                                                                            .  Key Legacy Plus Flexible Premium
AIM V.I. International Equity                                                  Variable Life Insurance Policy
 Fund                                                                          -  Policy Form No.  99616

-------------------------------------------------------------------------------------------------------------------

AIM V.I. International Equity       American General Life Insurance         .  Platinum Investor Variable Annuity
 Fund                                  Company Separate Account D              -  Policy Form No. 98020
AIM V.I. Value Fund                  Established: November 19, 1973
-------------------------------------------------------------------------------------------------------------------

  All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date:   February 1, 2000

                                   AIM VARIABLE INSURANCE FUNDS, INC.

Attest:                            By:
       ______________________         ___________________________
Name:  Nancy L. Martin             Name:  Robert H. Graham
Title: Assistant Secretary         Title: President


(SEAL)



                                   A I M DISTRIBUTORS, INC.

Attest:                            By:
       ______________________         ___________________________
Name:  Nancy L. Martin             Name:  Michael J. Cemo
Title: Assistant Secretary         Title: President


(SEAL)



                                   AMERICAN GENERAL LIFE INSURANCE COMPANY


Attest:______________________      By:___________________________

Name:________________________      Name:_________________________

Title:_______________________      Title:________________________



(SEAL)



                                   AMERICAN GENERAL SECURITIES INCORPORATED


Attest:______________________      By:___________________________

Name:________________________      Name:_________________________

Title:_______________________      Title:________________________


(SEAL)

                                       2